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Exhibit 10.6

October 24, 2003

TeleTech Holdings, Inc.
9197 Peoria Street
Englewood, CO 80112

  Re:
  Third Amendment and Agreement

Ladies/Gentlemen:

        Please refer to the Credit Agreement dated as of October 29, 2002 (as previously amended, the "Credit Agreement") among TeleTech Holdings, Inc. (the "Borrower"), various financial institutions (the "Lenders") and Bank of America, N.A. ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

        Pursuant to the Second Amendment to the Credit Agreement, the Borrower agreed to grant, and to cause each Guarantor to grant, liens and security interests on the Borrower's headquarters facility and in all personal property of the Borrower and such Guarantor (the "Collateral") to Bank of America, in its capacity as collateral agent (in such capacity, the "Collateral Agent"). In connection with the taking of such collateral, the Collateral Agent, the holders of the Senior Notes and the Administrative Agent intend to enter into an intercreditor agreement substantially in the form distributed to the Lenders on or about the date of this letter agreement (the "Intercreditor Agreement").

        The Lenders:

        (a)   authorize (i) the Administrative Agent to enter into the Intercreditor Agreement on behalf of the Lenders (including on behalf of any Lender or any Affiliate thereof as a Cash Management Bank or as a holder of Hedging Obligations (as defined in the Intercreditor Agreement)) and to execute and deliver such documents as may reasonably be required or appropriate in connection therewith and (ii) Bank of America to act as Collateral Agent on behalf of the Lenders and various other creditors under the Intercreditor Agreement;

        (b)   acknowledge that (i) the Collateral Agent will file a deed of trust with respect to the Borrower's headquarters facility and Uniform Commercial Code financing statements with respect to the personal property of the Borrower and the Guarantors, (ii) except as expressly set forth in clause (iii) below, the Collateral Agent will use reasonable efforts to obtain an account control agreement with respect to each deposit account (other than deposit accounts maintained outside the United States and payroll accounts) maintained by the Company or any Guarantor and (iii) unless the Required Lenders or the Required Noteholders (as defined in the Intercreditor Agreement) so request during the existence of an Event of Default (as defined in the Intercreditor Agreement), the Collateral Agent will not be required to take any other action to perfect its security interest in the Collateral or to notify third parties of such security interest (including, without limitation, noting the Collateral Agent's lien on certificates of title, filing leasehold mortgages, filing against intellectual property with the Patent and Trademark Office, filing fixture financing statements, filing against Collateral maintained outside the United States, obtaining landlord waivers, obtaining blocked account or control agreements from Wells Fargo Bank National Association or Silicon Valley Bank or any similar action); and

        (c)   acknowledge and agree that, notwithstanding any provision in any Financing Agreement (as defined in the Intercreditor Agreement) to the contrary, (i) none of the Borrower or any Guarantor makes any representation or warranty as to the creation, perfection or enforceability of any security interest in or lien on any personal property not covered by the Uniform Commercial Code as in effect from time to time in the State of New York (the "UCC") (or, solely with respect to perfection, as to which a security interest may not be perfected by central filing in accordance with Section 9-501(a)(2) of the UCC) or any real property other than the Borrower's headquarters facility (the "Initial Collateral"); and (ii) so long as no Event of Default exists, neither the Borrower nor any Guarantor shall have any obligation to take any action (x) to create or perfect any security interest in or lien on any personal property other than the Initial Collateral or (y) of the types described in the parenthetical clause at the end of clause (b) above; it being understood that prior to request by the Required Lenders or the Required Noteholders (as defined in the Intercreditor Agreement) during the existence of an Event of Default (as defined in the Intercreditor Agreement), the sole obligation of the Borrower and each Guarantor with respect to the creation and perfection of security interests in and liens on Collateral shall be (i) to take all actions necessary to create, perfect and maintain security interests in all personal property of such Person in which a security interest may be perfected by the central filing of a financing statement under the applicable Uniform Commercial Code, (ii) to grant the Collateral Agent "control" over all deposit accounts (other than deposit accounts maintained outside the United States and payroll accounts) and investment property of such Person (except for existing accounts at Wells Fargo Bank National Association and Silicon Valley Bank, which will be closed no later than January 31, 2004, and securities accounts maintained outside the United States), (iii) in the case of TeleTech Services Corporation, to create and perfect a lien on the Company's headquarters facility and (iv) to take such other actions as the Collateral Agent may reasonably request from time to time in furtherance of the foregoing.

        The Lenders and the Borrower agree that Section 8.01 of the Credit Agreement is amended by (i) redesignating clause "(m)" as clause "(n)" and (ii) inserting the following new clause (m) in appropriate sequence:

          (m)  Invalidity of Collateral Documents. Any Collateral Document shall cease to be in full force and effect with respect to the Borrower or any applicable Guarantor (unless, in the case of a Guarantor, such Guarantor is released from its obligations thereunder in accordance with the terms of the Intercreditor Agreement); the Borrower or any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which such entity is a party; or the Borrower or any Guarantor (or any Person by, through or on behalf of the Borrower or such Guarantor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

        As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this letter agreement, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

        This letter agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same letter agreement.

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        This letter agreement shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

BANK OF AMERICA, N.A., as Administrative Agent
By
Name
Title
BANK OF AMERICA, N.A., as a Lender
By
Name
Title
CIBC INC.
By
Name
Title
THE NORTHERN TRUST COMPANY
By
Name
Title
WACHOVIA BANK, NATIONAL ASSOCIATION
By
Name
Title

KEY CORPORATE CAPITAL, INC.
ACKNOWLEDGED AND AGREED:
TELETECH HOLDINGS, INC.
By
Name
Title
ACKNOWLEDGED AND AGREED:

TELETECH SERVICES CORPORATION
TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), INC.
TELETECH FACILITIES MANAGEMENT (POSTAL CUSTOMER SUPPORT), INC.
TELETECH CUSTOMER CARE MANAGEMENT (TELECOMMUNICATIONS), INC.
TELETECH CUSTOMER CARE MANAGEMENT (CALIFORNIA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (PENNSYLVANIA), LLC
CARABUNGA.COM, INC.
TELETECH FINANCIAL SERVICES MANAGEMENT, LLC
TELETECH CUSTOMER CARE MANAGEMENT (TEXAS), INC.
TELETECH INTERNATIONAL HOLDINGS, INC.
TELETECH SOUTH AMERICA HOLDINGS, INC.
T-TEC LABS, INC.
By
Name Printed
Title
NEWGEN RESULTS CORPORATION
By:
Name Printed:
Title:

TELETECH CUSTOMER SERVICES, INC. TTEC NEVADA, INC.
By:
Name Printed:
Title:

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  Exhibit 10.6